SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 August 15, 1996
                                 ---------------
               (Date of Report) (Date of earliest event reported)



                           NANTUCKET INDUSTRIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


       1-8509                                                    58-0962699
       ------                                                    ----------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


  105 Madison Avenue, New York, NY                                      10016
  --------------------------------                                      -----
(Address of principal executive offices)                              (Zip Code)


                                 (212) 889-5656
                                 --------------
               Registrant's telephone number, including area code


  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1
- ------

        On August 15, 1996 (the "Closing Date"), NAN Investors, Inc., a Delaware limited partnership (the "Investor") purchased 250,000 shares of the common stock, $.10 par value (the "Common Stock") of Nantucket Industries, Inc. (the "Registrant") and two (2) Convertible Subordinated Debentures of the Registrant in the principal amounts of $1,168,150 and $1,591,850, respectively, (the "Debentures"), pursuant to a certain Common Stock and Convertible Subordinated Debenture Purchase Agreement dated as of August 13, 1996 (the "Agreement"). The aggregate cash consideration paid was $3,500,000, consisting of $2.96 per share for the 250,000 shares of Common Stock and $2,760,000 aggregate face value for the Debentures. The Investor reported by Schedule 13D dated August 22, 1996 that funds for its acquisition came from the issuance of partnership interests. All shares sold were (and those shares to be issued upon conversion of the Debentures are) authorized and unissued shares of Common Stock of the Registrant reserved for issuance pursuant to the Agreement.

        The $1,168,150 Debenture is convertible at any time at the Investor's election into 305,000 shares of Common Stock at a price of $3.83 per share. The $1,591,850 Debenture is convertible at the Investor's election at any time after June 15, 1997 into 318,370 shares of Common Stock at a price of $5.00 per share. Each of the Debentures bears interest at the rate of 12.5%, matures on August 15, 2001 and is secured by a Second Mortgage on the Registrant's Cartersville, Georgia manufacturing facility.

        The Investor has designated Kenneth Klein, an attorney and investment consultant, to serve as a director of the Registrant, and he has been so elected. The Agreement requires the Registrant to exercise all authority under applicable law to cause either Mr. Klein or a replacement designated by the Investor to be elected a director of the Registrant at future annual meetings of the Registrant, so long as the Investor or its affiliates beneficially own in the aggregate at least the lesser of 250,000 shares of Common Stock or 7% of the outstanding Common Stock. Mr. Klein is not an affiliate of the Investor.

        For a period of ten months after the date of the Agreement, the Investor will notify the Registrant of its intent to acquire, or solicit, seek offers to effect, or make any public announcement or proposal or offer whatsoever to acquire, directly or indirectly, any voting capital stock of the Registrant whether by open market purchase, private transaction or otherwise.

        The Agreement grants the Investor certain registration rights with respect to the Shares and Conversion Shares acquired pursuant to the Agreement.

        The above discussion is qualified in its entirety by reference to the Agreement. A copy of the Agreement is attached hereto as Exhibit 4(d) and is incorporated herein by this reference.

        Except as set forth above, to the best knowledge of the Registrant, neither the Investor, nor any of the partners, affiliates, associates, or controlling persons of the Investor has any contract, arrangement, understanding, or relationship (legal or otherwise) with any person with respect to any securities of the Registrant.

        The Investor and its general partner, NAN (GP) Investors, L.P. (each a "Reporting Person") reported the following ownership of Common Stock on a
Schedule 13D dated August 22, 1996:

                                   No. of Shares               Percentage of
                                  Beneficial Owned           Outstanding Shares
                                  ----------------           ------------------


NAN Investors, L.P.                 555,000(1)                    15.66%(2)

NAN (GP) Investors, L.P.            555,000(3)                    15.66%


(1) Consisting of 250,000 shares owned directly, plus 305,000 shares which NAN Investors, L.P. currently has the right to acquire through the conversion of the $1,168,150 Debenture.

(2) Calculated on a diluted basis assuming the conversion of the $1,168,150 Debenture into up to 305,000 shares of Common Stock.

(3) All shares owned indirectly by virtue of the Reporting Person's position as General Partner of NAN Investors, L.P.


Item 5.
- -------

        In connection with the transaction reported in Item 1 hereof, the Board of Directors of the Registrant approved an amendment to the Registrant's By-Laws which would permit stockholders holding the number of shares necessary to approve any corporate action duly adopted by a majority of the Registrant's Continuing Directors to approve such action by written consent. In addition, the Board of Directors approved for recommendation to the Shareholders, amendments to the Registrant's Certificate of Incorporation increasing the authorized Common Stock to 20,000,000 shares and providing for a reduction in certain voting requirements of the Board of Directors necessary for approval of a business transaction with a Related Person and for a change in the definition of the term "Continuing Director." Such amendments will be voted upon at the Special Meeting of Stockholders in Lieu of Annual Meeting scheduled for October 1, 1996.

        Also, in connection with the transaction reported in Item 1 hereof, certain agreements to which the Registrant is a party have been amended. That certain Rights Agreement, dated as of September 6, 1988 by and between the Registrant and the State Street Bank and Trust Company has been amended to provide that (a) the percentage of ownership used to define an "Acquiring
Person" therein shall be 35% and (b) the percentage of ownership upon which certain events are conditional pursuant to Section 11(a)(ii)(B) thereof shall be 35%. That certain Loan Agreement dated March 21, 1994 between Congress Financial Corporation and the Registrant has been amended by Amendment No. 2 dated July 31, 1996, and Amendment No. 3 dated as of August 15,

1996. Amendment No. 2 reduced the amount of the adjusted net worth covenant which the Registrant is required to maintain and Amendment No. 3 related to the transaction reported in Item 1.


        Certain executive officers of the Registrant are employed under written employment agreements which provide for certain benefits which are conditional upon a change in control of the Registrant in conjunction with other events. Said officers are Stephen M. Samberg (Chairman of the Board and Chief Executive Officer), Stephen P. Sussman (Vice President - Operations), Ronald S. Hoffman (Vice President Finance and Chief Financial Officer) and Joseph Visconti (President). In addition, two former officers, George J. Gold and Donald D. Gold, are parties to a Severance Agreement with the Registrant with such conditional benefits. Each of those agreements were amended to exclude the acquisition of less than 35% of the outstanding Common Stock by the Investor and its affiliates from the definition of "change in control" therein. The term of Mr. Hoffman's employment agreement also was extended through June 30, 1997.

        Further, that certain Amended and Restated Credit Agreement, dated as of March 21, 1994 by and among the Registrant, Chemical Bank and the Registrant's subsidiaries was terminated and the outstanding balance of the loan made thereunder was paid in full from the proceeds of the transaction described in
Item 1.

        The above discussion is qualified in its entirety by reference to those agreements and amendments discussed, copies of each of which are attached hereto as Exhibits and incorporated herein by this reference.

Item 7
- ------

        (c)  Exhibits


        Exhibits which, in their entirety, are incorporated by reference to any report, exhibit or other filing previously made with the Securities and Exchange Commission are designated by an asterisk (*) and the location of such material is included in its description.

Exhibit No.                                   Description                                            Page No.
- -----------                                   -----------                                            --------
(3)(a)                 Certificate of Incorporation as currently                                          *
                       in effect (filed as Exhibit 3(a) to Form 10-K Report for the fiscal year ended February 27, 1988 (the "1988 10-K").

(3)(b)                 By-Laws as currently in effect.                                             Filed Herewith

(4)(a)                 Specimen Stock Certificate (filed as Exhibit                                       *
                       4(b) to Registration Statement on Form S-1, No. 2-87229
                       filed October 17, 1983 (the "1983 Form S-1").




(4)(b)                 Share Purchase Rights Agreement, dated                                             *
                       as of September 6, 1988, between the Company and State Street Bank and
                       Trust Company (filed as Exhibit 4(a) to Form 8-K Report dated as of
                       September 6, 1988), as amended by the following:  Amendment No. 1 dated
                       October 3, 1988 (filed as Exhibit 9 to Schedule 14D-9 Amendment No. 1 dated October 4, 1988), Amendment No. 2 dated October 18, 1988 (filed as
                       Exhibit 14 to Schedule 14D-9 Amendment No. 2 dated October 19, 1988) and
                       Amendment No. 3  dated November 1, 1988 (filed as Exhibit 4(c) to Form
                       10-K Report for the fiscal year ended February 25, 1989 (the "1989
                       10-K"), Amendment No. 4 dated as of November 17, 1988 (filed as Exhibit
                       1 to Amendment No. 1 to Form 8-A, dated November 18, 1988), and
                       Amendment dated as of August 15, 1994 (filed as Exhibit 4(e) to Form 8-K dated August 19, 1994).

(4)(c)                 Note Acquisition Rights Agreement dated as of                                      *
                       September 6, 1988 between the Company and State Street Bank and Trust
                       Company, as amended on September 19, 1988 (filed as Exhibit 4(b) to Form
                       8-K Report dated September 6, 1988) as amended by the following:
                       Amendment No. 2 dated October 3, 1988 (filed as Exhibit 10 to Schedule
                       14D-9 Amendment No. 2 dated October 4, 1988), Amendment No. 3 dated
                       October 18, 1988 (filed as Exhibit 15 to Schedule 14D- 9 Amendment No. 2 dated October 19, 1988), Amendment No. 4 dated November 1, 1988, (filed as Exhibit 4(d) to the 1989 10-K) and Amendment No. 5 dated as of
                       November 17, 1988 (filed as Exhibit 2 to Amendment No. 1 to Form 8-A, dated November 18, 1988).

(4)(d)                 Certificate of Designation, Preferences and Rights of Non-                        *
                       Voting Convertible Preferred Stock of Nantucket Industries, Inc.
                       (filed as Exhibit 4 to Form 8-K Current Report dated
                       March 22, 1994 (the "1994 8-K").

(4)(e)                 Common Stock Purchase Agreement dated as of August 18,                            *
                       1994 by and among Registrant, Guess ?, Inc., the Maurice Marciano 1990
                       Children's Trust, the Paul Marciano Trust u/t/d 2/20/86, the Armand
                       Marciano Trust u/t/d 2/20/86 and The Samberg Group, L.L.C. (filed as
                       Exhibit 4(d) to Form 8-K dated August 19, 1994).

(4)(f)                 Common Stock and Convertible Subordinated Debenture                              Filed
                       Purchase Agreement dated as of August 13, 1996 by and among                      Herewith
                       Nantucket Industries, Inc. and NAN Investors, L.P.





(4)(g)                 Sixth Amendment dated as of August 15, 1996 to                                   Filed
                       that certain Rights Agreement dated as of September 6, 1988                      Herewith
                       between Nantucket Industries, Inc., and State Street Bank & Trust
                       Company.

(99) (a)               Amendment No. 2 dated August 9, 1996 to that certain                             Filed
                       Employment Agreement dated as of May 26, 1992 by and                             Herewith
                       between Nantucket Industries, Inc. and Stephen P. Sussman.

(99)(b)                Third Amendment dated August 9, 1996                                             Filed
                       to that certain Severance Agreement                                              Herewith
                       dated as of March 18, 1994 by and among Nantucket Industries, Inc.
                       George J. Gold and Donald D. Gold.

(99)(c)                Amendment No. 2 dated August 9, 1996 to that certain                             Filed
                       Employment Agreement dated as of March 18, 1994 by                               Herewith
                       and between Nantucket Industries, Inc. and Stephen M. Samberg.

(99)(d)                Amendment dated August 9, 1996 to that certain Employment                        Filed
                       Agreement dated as of January 1, 1996 by and between                             Herewith
                       Nantucket Industries, Inc. and Joseph Visconti.

(99)(e)                Letter Agreement dated August 9, 1996 between                                    Filed
                       Registrant and Ronald S. Hoffman amending the change                             Herewith
                       of control provision in his employment agreement.

(99)(f)                Employment Agreement dated May 26, 1992 by and                                     *
                       between the Registrant and Stephen P. Sussman (filed as
                       Exhibit 10(x) to the Form 10Q Report for November 28, 1992)
                       as amended by the Amendment dated August 8, 1994 (filed as
                       Exhibit (99)(a) to Form 8-K dated August 19, 1994).

(99)(g)                Amended and Restated Employment Agreement dated as of                              *
                       March 18, 1994 by and between Nantucket Industries, Inc.
                       and Stephen M. Samberg (filed as Exhibit 10(z)(ii) to the 1994
                       Form 10-K) as amended by the Amendment dated August 8, 1994
                       (filed as Exhibit (99)(c) to Form 8-K dated August 19, 1994).

(99)(h)                Severance Agreement dated as of March 18, 1994 by and among                        *
                       Nantucket Industries, Inc., George J. Gold and Donald Gold (filed as Exhibit 10(gg)(i) to the Form 10K Report for the fiscal year ended February 25, 1995).  (Filed as Exhibit 10(gg) to the 1994
                       Form 10-K) as amended by Amendment dated August 17, 1994
                       (filed as Exhibit (99)(b) to Form 8-K dated August 19, 1994), and further amended letter agreement dated February 28, 1995.




(99)(i)                Employment Agreement dated July 1, 1994 by and between                             *
                       Registrant and Ronald S. Hoffman (filed as Exhibit 10(uu) to Form
                       10-K Report for the fiscal year ended February 25, 1995), as amended by letter agreement dated June 12, 1995 (filed as Exhibit
                       10(uu)(i) to Form 10-K Report for the fiscal year ended March 2,
                       1996.

(99)(j)                Letter Agreement dated as of June 30, 1996 between                               Filed
                       Registrant and Ronald S. Hoffman, extending the term                             Herewith
                       of his employment to June 30, 1997.

(99)(k)                Employment Agreement dated as of January 1, 1996 by                                *
                       and between Registrant and Joseph Visconti (filed as Exhibit
                       10(vv) to Form 10-K Report for the fiscal year ended March
                       2, 1996).

(99)(l)                Amended and Restated Credit Agreement by and among                                 *
                       Chemical Bank, Nantucket Industries, Inc., Nantucket Mills,
                       Inc. and Nantucket Management Corporation dated as of
                       March 21, 1994 (filed as Exhibit (99)(g) to 1994 8-K) and
                       amended by the Amendment dated as of August 18, 1994
                       (filed as Exhibit (99)(e) to the Form 8-K dated August 19, 1994).

(99)(m)                First Amendment, dated as of December 15, 1995, to Amended                         *
                       and Restated Credit Agreement dated as of March 21, 1994,
                       among Nantucket Industries, Inc. and its subsidiaries and
                       Chemical Bank (filed as Exhibit 10(vv) to Form 10-Q
                       Report for the quarter ended November 25, 1995).

(99)(n)                Loan and Security Agreement by and between                                          *
                       Nantucket Industries, Inc. and Congress Financial Corp. dated as of March 21, 1994 (filed as Exhibit (99)(b) to 1994 8-K).

(99)(o)                Amendment No. 2 dated July 31, 1996, to Loan and                                   Filed
                       Security Agreement dated as of March 21, 1994,                                     Herewith
                        among Nantucket Industries, Inc. and Congress
                       Financial Corp.


(99)(p)                Amendment No. 3 dated August 15, 1996, to Loan and                                 Filed
                       Security Agreement dated as of March 21, 1994,                                     Herewith
                       among Nantucket Industries, Inc. and Congress
                       Financial Corp.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NANTUCKET INDUSTRIES, INC.




                                             By:/s/ Ronald S. Hoffman
                                               ------------------------------
                                               Ronald S. Hoffman
                                               Chief Financial Officer


Dated:   August 29, 1996

                        INDEX TO EXHIBITS FILED HEREWITH
                        --------------------------------

Exhibit No.                Description
- -----------                -----------

(3)(b)                 By-Laws as currently in effect.

(4)(f)                 Common  Stock  and  Convertible   Subordinated  Debenture
                       Purchase Agreement dated as of August 13, 1996 by and among Nantucket Industries, Inc. and NAN Investors, L.P.

(4)(g) Sixth Amendment dated as of August 15, 1996 to that certain Rights Agreement dated as of September 6, 1988 between Nantucket Industries, Inc., and State Street Bank & Trust Company.

99 (a) Amendment No. 2 dated August 9, 1996 to that certain Employment Agreement dated as of May 26, 1992 by and
                       between  Nantucket   Industries,   Inc.  and  Stephen  P.
                       Sussman.

99(b) Amendment dated August 17, 1994 to that certain Severance Agreement dated as of March 18, 1994 by and among Nantucket Industries, Inc. George J. Gold and Donald D. Gold.

99(c) Amendment No. 2 dated August 9, 1996 to that certain Employment Agreement dated as of March 18, 1994 by and between Nantucket Industries, Inc. and Stephen M. Samberg.

99(d) Amendment dated August 9, 1996 to that certain Employment Agreement dated as of January 1, 1996 by and between Nantucket Industries, Inc. and Joseph Visconti.

99(e) Letter Agreement dated August 9, 1996 between Registrant and Ronald S. Hoffman amending the change of control provision in his employment agreement.

99(j) Letter Agreement dated as of June 30, 1996 between Registrant and Ronald S. Hoffman, extending the term of his employment to June 30, 1997.

99(o) Amendment No. 2 dated July 31, 1996, to Loan and Security Agreement dated as of March 21, 1994, among Nantucket Industries, Inc. and Congress Financial Corp.

99(p) Amendment No. 3 dated August 15, 1996, to Loan and Security Agreement dated as of March 21, 1994, among Nantucket Industries, Inc. and Congress Financial Corp.